UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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☐	Definitive Proxy Statement
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☐	Soliciting Material Pursuant to §240.14a-12

Agree Realty Corporation

(Name of registrant as specified in its charter)

(Name of person(s) filing proxy statement, if other than the registrant)

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AGREE REALTY CORPORATION

70 E. Long Lake Road

Bloomfield Hills, MI 48304

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To be Held on May 2, 2016

NOTICE IS HEREBY GIVEN that the annual meeting of stockholders of AGREE REALTY CORPORATION, a Maryland corporation, will be held at 10:00 a.m. local time on May 2, 2016, at the Embassy Suites, 850 Tower Drive, Troy, Michigan 48098 for the following purposes:

•	To elect three directors to serve until the annual meeting of stockholders in 2019;

•	To ratify the appointment of Grant Thornton LLP as our independent registered public accounting firm for 2016;

•	To approve, by non-binding vote, executive compensation; and

•	To consider and approve an amendment to our Articles of Incorporation, as amended and supplemented (our “Charter”) to increase the number of authorized shares of our common stock from 28 million shares to 45 million shares, as set forth in the form of Articles of Amendment attached as Appendix A to the accompanying proxy statement.

•	To consider and approve an amendment to our Charter to provide that, in no event, may our board of directors classify or reclassify any authorized but unissued shares of our common stock into shares of our preferred stock or any class or series thereof, as set forth in the form of Articles of Amendment attached as Appendix A to the accompanying proxy statement.

In addition, stockholders will consider and vote on such other business as may properly come before the meeting or any adjournment or postponement thereof.

Stockholders of record at the close of business on March 3, 2016 will be entitled to notice of and to vote at the annual meeting or at any adjournment or postponement thereof. Stockholders are cordially invited to attend the meeting in person.

Pursuant to rules promulgated by the Securities and Exchange Commission, we are providing access to our proxy materials over the internet. On or about March [     ], 2016, we expect to mail our stockholders either (i) a copy of this Notice of Annual Meeting, the proxy statement, the accompanying proxy card, our annual report and the Notice of Internet Availability of Proxy Materials (the “Notice”) or (ii) the Notice only, each in connection with the solicitation of proxies by our board of directors for use at the annual meeting and any adjournments or postponements thereof. If you received the Notice by mail, you will not receive a printed copy of the proxy materials other than as described herein. The Notice contains instructions for your use of this process, including how to access our Notice of Annual Meeting, proxy statement and annual report over the internet, how to authorize your proxy to vote online and how to request a paper copy of the Notice of Annual Meeting, proxy statement and annual report.

It is important that your shares be voted to ensure the presence of a quorum. You may authorize your proxy to vote your shares over the internet as described in the Notice. Alternatively, if you received a paper copy of the proxy card by mail, please complete, date, sign and promptly return the proxy card in the self-addressed stamped envelope provided. You also may vote by telephone as described in your proxy card. If you attend the annual meeting, you may revoke your proxy in accordance with procedures set forth in the proxy statement and vote in person.

By Order of the Board of Directors

Matthew M. Partridge
Chief Financial Officer, Secretary and
Executive Vice President

March [    ], 2016

Bloomfield Hills, Michigan

AGREE REALTY CORPORATION

70 E. Long Lake Road

Bloomfield Hills, MI 48304

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS

May 2, 2016

ABOUT THE ANNUAL MEETING

This proxy statement is furnished by our board of directors (the “Board”) in connection with the Board’s solicitation of proxies to be voted at the annual meeting of stockholders of Agree Realty Corporation (the “Company”) to be held at 10:00 a.m. local time on May 2, 2016, at the Embassy Suites, 850 Tower Drive, Troy, Michigan 48098, and at any adjournment or postponement thereof.

On or about March [     ], 2016, we are mailing either (i) a copy of the Notice of Annual Meeting, this proxy statement, the accompanying proxy card, our annual report and the Notice of Internet Availability of Proxy Materials (the “Notice”), or (ii) the Notice only, to our stockholders of record on March [     ], 2015. The Notice and this proxy statement summarize the information you need to know to vote by proxy or in person at the annual meeting. You do not need to attend the annual meeting in person in order to vote.

What is the purpose of the 2016 annual meeting of stockholders?

At the 2016 annual meeting, holders of our common stock will be voting on the matters set forth in the accompanying notice of such meeting, including:

•	To elect three directors to serve until the annual meeting of stockholders in 2019;

•	To ratify the appointment of Grant Thornton LLP (“Grant Thornton”) as our independent registered public accounting firm for 2016;

•	To approve, by non-binding vote, executive compensation; and

•	To consider and approve an amendment to our Articles of Incorporation, as amended and supplemented (our “Charter”) to increase the number of authorized shares of our common stock from 28 million shares to 45 million shares, as set forth in the form of Articles of Amendment attached as Appendix A to the proxy statement; and

•	To consider and approve an amendment to our Charter to provide that, in no event, may our board of directors classify or reclassify any authorized but unissued shares of our common stock into shares of our preferred stock or any class or series thereof, as set forth in the form of Articles of Amendment attached as Appendix A to the proxy statement.

The Board recommends a vote FOR the director nominees, FOR the ratification of Grant Thornton’s appointment, FOR executive compensation, FOR the amendment to our Charter to increase the number of authorized shares of our common stock and FOR the amendment to our Charter to prohibit our board of directors from classifying or reclassifying any authorized but unissued shares of our common stock into shares of our preferred stock or any class or series thereof.

In addition, management will report on our performance and will respond to appropriate questions from stockholders. A representative of Grant Thornton will be present at the annual meeting and will be available to respond to appropriate questions. Such representative will also have an opportunity to make a statement.

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Who is entitled to vote?

All stockholders of record at the close of business on March [     ], 2016, the record date, will be entitled to vote. Each share of common stock entitles the holder thereof to one vote on each of the matters to be voted upon at the annual meeting. As of the record date, [     ] shares of our common stock, $.0001 par value per share, were outstanding.

What constitutes a quorum?

The presence at the annual meeting, in person or by proxy, of stockholders entitled to cast a majority of all the votes entitled to be cast at the meeting ([     ] shares) will constitute a quorum for all purposes. Proxies marked with abstentions or instructions to withhold votes will be counted as present in determining whether or not there is a quorum.

However, if a quorum is not present at the annual meeting, the stockholders, present in person or represented by proxy, have the power to adjourn the annual meeting until a quorum is present or represented. Regardless of whether a quorum is present, our bylaws provide that the chairman of the meeting may recess or adjourn the meeting.

What is the difference between holding shares as a stockholder of record and a beneficial owner?

Stockholders of Record. If your shares are registered directly in your name with our transfer agent, Computershare Trust Company, N.A., you are considered the stockholder of record with respect to those shares, and the Notice and, if applicable, our proxy materials (including the Notice of Annual Meeting, the proxy statement, the accompanying proxy card, our annual report and the Notice) are being sent to you by us. As the stockholder of record, you have the right to grant your voting proxy directly to us over the internet or by telephone as described in the Notice, through an accompanying proxy card or to vote in person at the annual meeting.

Beneficial Owners. Many of our stockholders hold their shares through a broker, bank or other nominee rather than directly in their own name. If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares, and the Notice and, if applicable, our proxy materials (including the Notice of Annual Meeting, the proxy statement, the accompanying proxy card, our annual report and the Notice) are being forwarded to you by your broker, bank or nominee who is considered the stockholder of record with respect to those shares. As the beneficial owner, you have the right to direct your broker, bank or nominee on how to vote and are also invited to attend the annual meeting. However, since you are not the stockholder of record, you may not vote these shares in person at the annual meeting unless you request and obtain a proxy from your broker, bank or nominee. Your broker, bank or nominee has enclosed a voting instruction card for you to use in directing the broker, bank or nominee on how to vote your shares.

May I vote my shares in person at the annual meeting?

Even if you plan to be present at the meeting, we encourage you to vote your shares prior to the meeting.

Stockholders of Record. If you are a stockholder of record and attend the annual meeting, you may deliver your completed proxy card or vote by ballot.

Beneficial Owners. If you hold your shares through a broker, bank or other nominee and want to vote such shares in person at the annual meeting, you must obtain a proxy from your broker, bank or other nominee giving you the power to vote such shares.

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Can I vote my shares without attending the annual meeting?

Whether or not you plan to attend the annual meeting, we urge you to authorize your proxy to vote your shares over the internet as described in the Notice. Alternatively, if you received a paper copy of the proxy card by mail, please complete, date, sign and promptly return the proxy card in the self-addressed stamped envelope provided. You also may authorize your proxy to vote your shares by telephone as described in your proxy card. Authorizing your proxy over the internet, by mailing a proxy card or by telephone, will not limit your right to attend the annual meeting and vote your shares in person. Your proxy (one of the individuals named in your proxy card) will vote your shares per your instructions.

If you have shares held by a broker, you may instruct your broker to vote your shares by following the instructions that the broker provides to you. Most brokers allow you to authorize your proxy by mail, telephone and on the internet.

Can I change my vote after I have voted?

Yes. Proxies properly submitted over the internet, by mail or by telephone do not preclude a stockholder from voting in person at the meeting. A stockholder may revoke a proxy at any time prior to its exercise by filing with our Secretary a duly executed revocation of proxy, by properly submitting, either by internet, mail or telephone, a proxy to our Secretary bearing a later date or by appearing at the meeting and voting in person. Attendance at the meeting will not by itself constitute revocation of a proxy. If you hold your shares through a bank, broker or other nominee, you should contact such person prior to the time such voting instructions are exercised.

What does it mean if I receive more than one Notice or proxy card or voting instruction card?

If you receive more than one Notice or proxy card or voting instruction card, it means that you have multiple accounts with banks, trustees, brokers, other nominees and/or our transfer agent. If you receive more than one Notice, please submit all of your proxies over the internet, following the instructions provided in the Notice, by mail or by telephone to ensure that all of your shares are voted. If you receive more than one proxy card or voting instruction card, please sign and deliver each proxy card and voting instruction card that you receive. We recommend that you contact your nominee and/or our transfer agent, as appropriate, to consolidate as many accounts as possible under the same name and address.

How many copies should I receive if I share an address with another stockholder?

The Securities and Exchange Commission (“SEC”) has adopted rules that permit companies and intermediaries, such as a broker, bank or other agent, to implement a delivery procedure called “householding.” Under this procedure, multiple stockholders who reside at the same address may receive a single copy of the Notice, and, if applicable, our proxy materials, unless the affected stockholder has provided us with contrary instructions. This procedure provides extra convenience for stockholders and cost savings for companies.

Our Company and some brokers, banks or other agents may be householding the Notice and our proxy materials. A single Notice and, if applicable, a single set of our proxy materials, including the Notice of Annual Meeting, the proxy statement, the accompanying proxy card, our annual report and the Notice, will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker, bank or other agent that it will be householding communications to your address, householding will continue until you are notified otherwise or until you revoke your consent. If you did not respond that you did not want to participate in householding, you were deemed to have consented to the process. Stockholders may revoke their consent at any time by contacting Broadridge ICS, either by calling toll-free (800) 542-1061 or by writing to Broadridge ICS, Householding Department, 51 Mercedes Way, Edgewood, New York, 11717.

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Upon written or oral request, we will promptly deliver a separate copy of the Notice and, if applicable, a set of our proxy materials, to any stockholder at a shared address to which a single copy of any of those documents was delivered. To receive a separate copy of the Notice or a separate set of our proxy materials, you may send a written request to Agree Realty Corporation, 70 E. Long Lake Road, Bloomfield Hills, MI 48304, Attention: Secretary. In addition, if you are receiving multiple copies of the Notice and, if applicable, our proxy materials, you can request householding by contacting our Secretary in the same manner.

What if I do not vote for some of the items listed on my proxy card or voting instruction card?

Stockholders of Record.  Proxies properly submitted via the internet, mail or telephone will be voted at the annual meeting in accordance with your directions. If the properly-submitted proxy does not provide voting instructions on a proposal, the proxy will be voted in accordance with the recommendations of the Board on such matters. With respect to any matter not set forth on the proxy card that properly comes before the annual meeting, the proxy holders named therein will vote as the Board recommends or, if the Board gives no recommendation, in their own discretion.

Beneficial Owners.  Proxies properly submitted via the internet, mail or telephone or pursuant to your voting instruction card will be voted at the annual meeting in accordance with your directions. If you do not indicate a choice or return the voting instruction card, the broker, bank or other nominee will determine if it has the discretionary authority to vote on each matter. Under applicable law and New York Stock Exchange (“NYSE”) rules and regulations, brokers have the discretion to vote on routine matters, including the ratification of the appointment of our independent registered public accounting firm. However, your broker does not have discretionary authority to vote on the election of directors, on the advisory vote approving our executive compensation, on the approval of the amendment to our Charter to increase the number of authorized shares of our common stock, or on the approval of the amendment to our Charter to prohibit our board of directors from classifying or reclassifying any authorized but unissued shares of our common stock into shares of our preferred stock or any class or series thereof, in which case a “broker non-vote” will occur and your shares will not be voted on these matters.

What vote is required to approve each item?

Proposal 1 – Election of Directors.  The three nominees receiving the highest number of “for” votes at the annual meeting will be elected as directors. Any nominee who receives a greater number of votes “withheld” from his election than votes “for” such election must tender his resignation for consideration by the Nominating and Governance Committee. The Nominating and Governance Committee will recommend to the Board the action to be taken with respect to the resignation. The Board will publicly disclose its decision within 90 days of the certification of the election results. The slate of nominees discussed in this proxy statement consists of three directors, Joel Agree, William S. Rubenfaer and Leon M. Schurgin, whose terms are expiring. Abstentions and broker non-votes will have no effect on the outcome of this proposal. Our stockholders do not have the right to cumulate their votes for directors.

Proposal 2 – Ratification of Appointment of Independent Registered Public Accounting Firm.  The affirmative vote of a majority of votes cast at the annual meeting is necessary to ratify the Audit Committee’s appointment of Grant Thornton as our independent registered public accounting firm for 2016. Abstentions are not treated as votes cast under Maryland law and, therefore, they have no effect on the outcome of this proposal. Although stockholder ratification of the appointment is not required by current law or rules and regulations and is not binding on us, the Board considers the selection of the independent registered public accounting firm to be an important matter of stockholder concern and the Audit Committee will take your vote on this proposal into consideration when appointing our independent registered public accounting firm in the future. Even if the stockholders ratify the appointment of Grant Thornton, the Audit Committee in its sole discretion may terminate the engagement of Grant Thornton and engage another independent auditor at any time during the year.

Proposal 3 – Advisory (Non-Binding) Vote Approving Executive Compensation. The affirmative vote of a majority of votes cast at the annual meeting is necessary to approve our executive compensation. Abstentions and broker non-votes are not treated as votes cast under Maryland law and, therefore, they have no effect on the outcome of this proposal.

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Proposal 4 – Approval of Amendment to our Charter to increase the number of authorized shares of our common stock. The proposed amendment to our Charter to increase the number of authorized shares of our common stock must be approved by the affirmative vote of the holders of not less than a majority of the aggregate votes entitled to be cast thereon at the annual meeting. Any shares not voted (whether by abstention, broker non-vote, or otherwise) will have the same effect as a vote against the proposed amendment.

Proposal 5 – Approval of Amendment to our Charter to prohibit our board of directors from classifying or reclassifying any authorized but unissued shares of our common stock into shares of our preferred stock or any class or series thereof. The proposed amendment to our Charter to prohibit our board of directors from classifying or reclassifying any authorized but unissued shares of our common stock into shares of our preferred stock or any class or series thereof must be approved by the affirmative vote of the holders of not less than a majority of the aggregate votes entitled to be cast thereon at the annual meeting. Any shares not voted (whether by abstention, broker non-vote, or otherwise) will have the same effect as a vote against the proposed amendment.

Other Matters.  If any other matter is properly submitted to the stockholders at the annual meeting, its adoption will require the affirmative vote of a majority of votes cast at the annual meeting. The Board does not propose to conduct any business at the annual meeting other than as stated above.

Will anyone contact me regarding this vote?

No arrangements or contracts have been made with any solicitors as of the date of this proxy statement, although we reserve the right to engage solicitors if we deem them necessary. Such solicitations may be made by mail, telephone, facsimile, e-mail or personal interviews. In addition, our directors and officers may solicit proxies by mail, telephone, telecopy or in person.

How do I find out the voting results?

Voting results will be announced at the annual meeting and will be published in a Current Report on Form 8-K to be filed with the SEC within four business days after the close of the meeting.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding the beneficial ownership of our common stock (our only outstanding class of equity securities) as of March [     ], 2016, with respect to (i) each director and named executive officer, (ii) all of our directors and named executive officers as a group, and (iii) to our knowledge, each beneficial owner of more than 5% of the outstanding shares of our common stock. Beneficial ownership includes shares of common stock that may be acquired through the exercise, conversion or vesting of a security or right within 60 days of the record date. As of March [     ], 2016, there were [     ] shares of our common stock outstanding. Unless otherwise indicated, each person has sole voting and investment power with respect to the shares listed below and none of the named executive officers or directors has pledged his shares of common stock as collateral. Unless otherwise indicated, the business address for each of the identified stockholders is 70 E. Long Lake Road, Bloomfield Hills, Michigan 48304.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percent of Class
Richard Agree	[ ]	(1)	[ ]	%
Joel Agree	[ ]	(2)	[ ]	%
John Rakolta, Jr.	[ ]		[ ]	%
Laith M. Hermiz	[ ]	(3)	*
Gene Silverman	[ ]		*
William S. Rubenfaer	[ ]		*
Farris G. Kalil	[ ]		*
Leon M. Schurgin	[ ]		*
Jerome Rossi	[ ]		*
Matthew M. Partridge	[ ]	(4)	*
Kenneth Howe (5)	[ ]		[ ]	%
Brian Dickman (6)	[ ]		*
All directors and executive officers as a group (12 persons)	[ ]	(7)	[ ]	%
BlackRock, Inc.	[ ]	(8)	[ ]	%
The Vanguard Group	[ ]	(9)	[ ]	%

______________________________________

* Less than 1%

(1)	Consists of (i) [ ] shares owned directly (including [ ] shares of restricted stock), (ii) [ ] shares held in his individual retirement account (“IRA”), (iii) [ ] shares owned in his wife’s IRA, (iv) [ ] shares owned by his wife, (v) [ ] shares owned by irrevocable trusts for his children, and (vi) [ ] shares of common stock issuable upon conversion of limited partnership units in Agree Limited Partnership, our operating partnership.
(2)	Consists of shares owned directly (including [ ] shares of restricted stock).
(3)	Consists of shares owned directly (including [ ] shares of restricted stock).
(4)	Consists of shares owned directly (including [ ] shares of restricted stock).
(5)	Mr. Howe served as our Interim Chief Financial Officer from August 4, 2015 through January 10, 2016.
(6)	Mr. Dickman’s employment with the Company ended on August 4, 2015.
(7)	Includes [ ] shares of common stock issuable upon conversion of limited partnership units in Agree Limited Partnership, our operating Partnership.
(8)	Pursuant to Schedule 13G/A (Amendment No.5) filed with the SEC on January 8, 2016, by BlackRock, Inc. The business address of such person is 55 East 52nd Street, New York, NY 10055. BlackRock, Inc., in its capacity as the parent holding company, is deemed to have sole voting power with respect to 2,268,337 shares and sole dispositive power with respect to 2,335,193 shares. Various persons have the right to receive, or the power to direct receipt of, dividends from, or the proceeds from the sale of, such securities. No such person is known to BlackRock, Inc. to have such right or power with respect to more than five percent of the common stock.
(9)	Pursuant to Schedule 13G/A (Amendment No. 3) filed with the SEC on February 10, 2016, by The Vanguard Group. The business address of such person is 100 Vanguard Blvd., Malvern, PA 19355. The Vanguard Group, in its capacity as the parent holding company, is deemed to have sole voting power with respect to 50,445 shares and sole dispositive power with respect to 2,218,353 shares. Various persons have the right to receive, or the power to direct receipt of, dividends from, or the proceeds from the sale of, such securities. No such person is known to The Vanguard Group to have such right or power with respect to more than five percent of the common stock.
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PROPOSAL 1 – ELECTION OF DIRECTORS

The Board currently consists of eight directors. The directors are divided into three classes serving three-year staggered terms. At this annual meeting, three directors will be elected to serve until the annual meeting of stockholders in 2019 or until such director's earlier resignation, retirement or other termination of service, and in the case of a holdover director, until his or her successor is duly elected and qualified.

The Board has re-nominated Joel Agree, William S. Rubenfaer and Leon M. Schurgin, whose terms expire at this annual meeting, to serve until the annual meeting of stockholders in 2019. The Board has affirmatively concluded that William S. Rubenfaer and Leon M. Schurgin are independent under the applicable rules of the NYSE.

Each nominee has consented to serve his term until his successor has been duly elected and qualified, if elected by the stockholders. If any nominee becomes unable or unwilling to serve between the date of this proxy statement and the annual meeting, the Board may designate a new nominee and the persons named as proxies by the Board will vote for that substitute nominee. Alternatively, the Board may reduce the size of the Board.

The Board hereby recommends that you vote FOR the election of its director nominees.

The following table sets forth the director nominees and continuing directors of the Board:

Name	Age	Title	Term Ending

Joel Agree (1)	37	Chief Executive Officer and Director	2016
William S. Rubenfaer (1)	71	Independent Director	2016
Leon M. Schurgin (1)	74	Independent Director	2016
Farris G. Kalil	77	Independent Director	2017
Gene Silverman	82	Independent Director	2017
Richard Agree	72	Executive Chairman of the Board and Director	2018
John Rakolta, Jr.	68	Independent Director	2018
Jerome Rossi	72	Independent Director	2018

______________________

(1)	Standing for re-election to a three-year term.

The biographical descriptions below set forth certain information with respect to the director nominees and continuing directors of the Board. The Board has identified specific attributes of each director that the Board has determined qualify that person for service on the Board.

Joel Agree has been our President and a Director since June 2009. He was appointed as Chief Executive Officer in January 2013, and from June 2009 to that date he served as Chief Operating Officer. Prior to being promoted to President and Chief Operating Officer, from January 2006 to June 2009, Mr. Joel Agree served as our Executive Vice President. He is a member of the State Bar of Michigan and the International Council of Shopping Centers. He holds a Juris Doctorate degree from Wayne State University Law School and a Bachelor of Arts degree in Political Science from the University of Michigan. Joel Agree is the son of Richard Agree.

The Board has determined that it is in the best interests of our Company and our stockholders for Mr. Joel Agree, in light of his day-to-day company-specific operational, management and market experience through his position as President and Chief Executive Officer of our Company, to continue to serve as a director of the Board, subject to stockholder approval at this annual meeting.

William S. Rubenfaer has been a Director of our Company since December 2007. He is a partner in the certified public accounting firm of Rubenfaer & Associates, P.C., which he founded in 1979. He is also the managing member of Sage Capital Management, L.L.C., a registered investment advisory firm. He is active in community activities, including serving as a past president and board member of the Bloomfield Hills, Michigan School District. Mr. Rubenfaer is a certified public accountant and a member of the American Institute of Certified Public Accountants and the Michigan Association of CPAs.

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The Board has determined that it is in the best interests of our Company and our stockholders for Mr. Rubenfaer, in light of his extensive corporate accounting, tax and finance experience and his many years of local community service activities, to continue to serve as a director of the Board, subject to stockholder approval at this annual meeting.

Leon M. Schurgin has been a Director of our Company since March 2004. He has served as Of Counsel to the law firm of Dawda, Mann, Mulcahy & Sadler, PLC since September 2012. From 2007 to September 2012, he was a member in the law firm of Bodman, PLC, one of Michigan’s largest law firms. Mr. Schurgin holds a Bachelor’s Degree in Business Administration from the University of Michigan, a Juris Doctorate Degree, Magna Cum Laude, from Wayne State University and a Masters of Law Degree in Taxation from Wayne State University. He is also a certified public accountant.

The Board has determined that it is in the best interests of our Company and our stockholders for Mr. Schurgin, in light of his significant legal experience in the acquisition, development, financing and sale of shopping centers and free standing commercial properties and his accounting experience as a certified public accountant, to continue to serve as a director of the Board, subject to stockholder approval at this annual meeting.

Farris G. Kalil has been a Director of our Company since December 1993. Mr. Kalil has been a financial consultant since June 1999. From November 1996 until his retirement in May 1999, Mr. Kalil served as Director of Business Development for the Commercial Lending Division of Michigan National Bank, a national banking institution. From May 1994 to November 1996, Mr. Kalil served as a Senior Vice President for Commercial Lending at First of America Bank – Southeast Michigan, N.A. Prior thereto, Mr. Kalil served as a Senior Vice President of Michigan National Bank where he headed the Commercial Real Estate Division, Corporate Special Loans, Real Estate Asset Management/Real Estate Owned Group, and the Government Insured Multi-Family Department. Mr. Kalil received his B.S. from Wayne State University and continued his education at the Northwestern University School of Mortgage Banking.

The Board has determined that it is in the best interests of our Company and our stockholders for Mr. Kalil, in light of his corporate accounting expertise and his extensive banking and finance experience, including his experience as head of the Commercial Real Estate Division, Corporate Special Loans, Real Estate Asset Management/Real Estate Owned Group at Michigan National Bank, to continue to serve as a director of the Board.

Gene Silverman has been a Director of our Company since April 1994. Mr. Silverman has been a consultant to the entertainment industry since 1996. From July 1993 until his retirement in December 1995, Mr. Silverman served as the President and Chief Executive Officer of Polygram Video, USA, a division of Polygram N.V., a NYSE-listed company. Prior thereto, he was Senior Vice President of sales at Orion Home Video from 1987 through 1992.

The Board has determined that it is in the best interests of our Company and our stockholders for Mr. Silverman, in light of his extensive experience, his leadership skills and his experience in executive compensation and corporate governance matters, to continue to serve as a director of the Board.

Richard Agree has been the Executive Chairman of the Board since January 2013. From December 1993 until January 2013, he was our Chief Executive Officer and Chairman of the Board. Prior thereto, he worked as managing partner of the general partnerships which held our properties prior to the formation of our Company and the initial public offering and was President of the predecessor company since 1971. Mr. Richard Agree has managed and overseen the development of over 5,000,000 square feet of anchored shopping center space during the past 40 years. He is a graduate of the Detroit College of Law, a member of the State Bar of Michigan and the International Council of Shopping Centers. Richard Agree is the father of Joel Agree.

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The Board has determined that it is in the best interests of our Company and our stockholders for Mr. Richard Agree, in light of his extensive day-to-day company-specific operational, market and finance experience as the founder and former Chief Executive Officer of our Company, his leadership abilities and his expertise in the ownership, development, acquisition and management of retail real estate net leased to national tenants, to continue to serve as a director of the Board.

John Rakolta, Jr. has been a Director of our Company since August 2011. Mr. Rakolta is the chairman and chief executive officer of Walbridge, a “Top 50” privately-held construction company founded in Detroit in 1916.  Mr. Rakolta serves as a director on the boards of The Community Foundation for Southeast Michigan, Detroit Downtown Partnership and Business Leaders for Michigan.  He is an Executive Committee member of the Michigan Economic Development Corporation.  Mr. Rakolta was appointed Romania’s Honorary Consul General to the United States in 1998.  He received a Bachelor of Science degree in Civil Engineering from Marquette University in 1970.

The Board has determined that it is in the best interests of our Company and our stockholders for Mr. Rakolta, in light of his strong executive background in business and construction and his leadership skills, to continue to serve as a director of the Board.

Jerome Rossi has been a Director of our Company since January 2015. Mr. Rossi was Senior Executive Vice President and Group President of The TJX Companies from 2005 until he retired on January 31, 2015. He served as Chief Operating Officer of HomeGoods from 2000 to 2005, Executive Vice President and Chief Operating Officer of The Marmaxx Group from 1995 to 2000 and President and Chief Executive Officer of Marshalls from 1990 to 1995. Mr. Rossi began his career in 1967 as a Certified Public Accountant with Arthur Young & Co. Mr. Rossi currently serves on the Board of Directors of Home Base, the Board of Advisors at Bentley College, the Board of Directors at Bethany Hill School, the Board of Overseers at Newton Wellesley Hospital and the Board of Overseers at Beth Israel Hospital.

The Board has determined that it is in the best interests of our Company and our stockholders for Mr. Rossi, in light of his extensive career as a senior executive, deep knowledge of retail real estate and retail operations, strong leadership capabilities and public company experience, to continue to serve as a director of the Board.

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BOARD MATTERS

The Board of Directors

The Board has general oversight responsibility for our affairs and the directors, in exercising their duties, represent and act on behalf of the stockholders. Although the Board does not have responsibility for our day-to-day management, it stays regularly informed about our business and provides guidance to management through periodic meetings and other informal communications. The Board is significantly involved in, among other things, the strategic and financial planning process, leadership development and succession planning, as well as other functions carried out through the Board committees as described below.

Board Leadership Structure. The Board recognizes that one of its key responsibilities is to evaluate and determine its optimal leadership structure so as to provide independent oversight of management. The Board understands that there is no single, generally accepted approach to providing board leadership and the right board leadership structure may vary as circumstances warrant.

Richard Agree served as our Chairman of the Board and Chief Executive Officer from December 1993 to January 2013 and has served as our Executive Chairman of the Board since January 2013. Joel Agree served as our President and Chief Operating Officer and as a director from June 2009 until his promotion to Chief Executive Officer in January 2013. Subject to the direction of the Board, including the Executive Chairman, Joel Agree has general responsibility and ultimate authority for implementation of our policies. Based on its most recent review, the Board believes our Company’s leadership structure is appropriate because it provides us with informed, consistent and efficient decision making.

In considering its leadership structure, the Board has taken a number of factors into account. The Board—which consists of a majority of independent directors—exercises a strong, independent oversight function. This oversight function is enhanced by the fact that the Audit Committee, the Compensation Committee and the Nominating and Governance Committee are comprised entirely of independent directors. Finally, under our Amended and Restated Bylaws (the “Bylaws”) and Corporate Governance Guidelines, the Board has the ability to change its structure, should that be deemed appropriate and in the best interest of our Company and our stockholders. The Board believes that these factors provide the appropriate balance between the authority of those who oversee our Company and those who manage it on a day-to-day basis.

Risk Management. The Board takes an active and informed role in our risk management policies and strategies. Our executive officers, who are responsible for our day-to-day risk management practices, present to the Board on the material risks to our Company, including credit risk, liquidity risk and operational risk. At that time, the management team also reviews with the Board our risk mitigation policies and strategies specific to each risk that is identified. Our Compensation Committee reviews and determines whether any of our compensation policies or practices subject the Company to inappropriate risk. Throughout the year, management monitors our risk profile and updates the Board as new material risks are identified or the aspects of a risk previously presented to the Board materially change.

Meetings. The Board met six times during 2015. The Board took one action by written consent during 2015. During 2015, each director attended 75% or more of the aggregate of (i) the number of meetings of the Board and (ii) the number of meetings held by all committees of the Board on which such director served. It has been and is the policy of the Board that directors attend annual meetings of stockholders except where the failure to attend is due to unavoidable circumstances or conflicts discussed in advance by the director with the Chairman of the Board. All members of the Board attended our 2015 annual meeting of stockholders.

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Our independent directors meet in executive sessions at least twice a year without management. The Board has not designated a lead director or a single director to preside at executive sessions. Instead, the presiding director of executive sessions of independent directors is selected at each meeting by such directors.

Director Independence. The NYSE listing standards set forth objective requirements for a director to satisfy, at a minimum, in order to be determined to be independent by the Board. In addition, in order to conclude a director is independent in accordance with the NYSE listing standards, the Board must also consider all relevant facts and circumstances, including commercial, industrial, banking, consulting, legal, accounting, charitable and familial relationships. Pursuant to our Corporate Governance Guidelines and the NYSE listing standards, which require that a majority of our directors be independent within the meaning of the NYSE listing standards, the Board undertook a review of the independence of all non-management directors. The Board has affirmatively determined, assisted by the standards set forth above, that each of Messrs. Kalil, Rakolta, Jr., Rossi, Rubenfaer, Schurgin and Silverman are independent directors in accordance with the NYSE listing standards and our Corporate Governance Guidelines and do not have a relationship with us that would interfere with such person’s ability to exercise independent judgment as a member of the Board. In making this determination, the Board has considered the relationships described below under “Related Person Transactions,” and determined they do not affect independence. The Board’s director independence standards outlined in our Corporate Governance Guidelines can be found on our website at www.agreerealty.com in the Corporate Governance section.

Stock Ownership Requirements. In May 2009, in order to further align the interests of our executive officers and directors with the interest of our stockholders, and to promote our commitment to sound corporate governance, the Board adopted stock ownership guidelines for executive officers and independent directors. A summary of those guidelines is set forth in “Compensation Discussion and Analysis” under the heading “Stock Ownership Guidelines.”

Committees of the Board

The Board has delegated various responsibilities and authority to four standing committees of the Board. Each committee regularly reports on its activities to the full Board. Each committee, other than the Executive Committee, operates under a written charter approved by the Board, which is reviewed annually by the respective committees and the Board and is available in the Corporate Governance section of our website at www.agreerealty.com. The Audit Committee, the Compensation Committee and the Nominating and Governance Committee are composed entirely of independent directors. The table below sets forth the current membership of the four standing committees of the Board and the number of meetings and actions by unanimous written consent in 2015 of such committees:

Name	Audit	Compensation	Nominating And Governance	Executive
Richard Agree				Chair
Joel Agree				X
Farris G. Kalil	Chair
John Rakolta, Jr.		X	X
Jerome Rossi	X	X		X
William S. Rubenfaer	X	X	Chair	X
Leon M. Schurgin	X		X
Gene Silverman		Chair	X
Meetings	5	2	1	1
Actions by Unanimous Written Consent	—	—	—	—

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Audit Committee. The Audit Committee is responsible for providing independent, objective oversight of our auditing, accounting and financial reporting processes, including reviewing the audit results and monitoring the effectiveness of our internal audit function. In addition, the Audit Committee engages the independent registered public accounting firm. See “Report of the Audit Committee,” “Audit Committee Matters” and the Audit Committee’s charter for additional information on the responsibilities and activities of the Audit Committee.

The Board has determined that each Audit Committee member has sufficient knowledge in reading and understanding financial statements to serve thereon and is otherwise financially literate and that Mr. Rubenfaer qualifies as an “audit committee financial expert” as that term is defined in the Securities Exchange Act of 1934, as amended (the “Securities Exchange Act”). The Board has further determined that Farris Kalil and Jerome Rossi possess the financial management expertise within the meaning of the listing standards of the NYSE.

Compensation Committee. The Compensation Committee is responsible for overseeing compensation and benefit plans and policies, reviewing and approving equity grants and otherwise administering share-based plans, and reviewing and approving annually all compensation decisions relating to our executive officers. See “Compensation Discussion and Analysis,” “Compensation Committee Report” and the Compensation Committee’s charter for additional information on the responsibilities and activities of the Compensation Committee.

Role of Management. After consultation with our executive officers, Joel Agree, our President and Chief Executive Officer, makes recommendations to the Compensation Committee with respect to the design and implementation of the compensation program for the named executive officers. See “Compensation Discussion and Analysis—Determining Compensation for Named Executive Officers.”

Role of Compensation Consultant. The Compensation Committee has historically not utilized a compensation consultant to establish or administer its executive compensation program due to the limited number of employees employed by our Company ([     ] employees) and the cost of such consultants. The Compensation Committee intends to engage a compensation consultant in 2016.

Nominating and Governance Committee. The Nominating and Governance Committee is responsible for establishing the requisite qualifications for directors, identifying and recommending the nomination of individuals qualified to serve as directors and recommending directors for each Board committee. The Nominating and Governance Committee also establishes corporate governance practices in compliance with applicable regulatory requirements and consistent with the highest standards and recommends to the Board the corporate governance guidelines applicable to us. See the Nominating and Governance Committee’s charter for additional information on the responsibilities and activities of the Nominating and Governance Committee.

Director Qualifications. Our Nominating and Governance Committee has established policies for the desired attributes of the Board as a whole, including as set forth in our Corporate Governance Guidelines. The Board seeks to ensure that a majority of its members are independent within the NYSE listing standards. Further, each director generally may not serve as a member of more than six other public company boards. Each director must possess the individual qualities of integrity and accountability, informed judgment, high performance standards and must be committed to representing the long-term interests of our Company and our stockholders. In addition, directors must be committed to devoting the time and effort necessary to be responsible and productive members of the Board. The Board values diversity, in its broadest sense, reflecting, but not limited to, profession, geography, gender, ethnicity, skills and experience and endeavors to include women and minority candidates in the qualified pool from which Board candidates are chosen. The Nominating and Governance Committee conducts reviews of current directors in light of the considerations described above and their past contributions to the Board. The Board reviews the effectiveness of its director candidate nominating policies annually.

Identifying and Evaluating Nominees. Generally, the Nominating and Governance Committee will re-nominate incumbent directors who continue to satisfy its criteria for membership on the Board, who it believes will continue to make important contributions to the Board and who consent to continue their service on the Board.

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Our Nominating and Governance Committee periodically assesses the appropriate number of directors comprising the Board and whether any vacancies on the Board are expected due to retirement or otherwise. The Nominating and Governance Committee may consider those factors it deems appropriate in evaluating director candidates including judgment, skill, diversity, strength of character, experience with businesses and organizations comparable to our size or scope, experience and skill relative to other Board members and specialized knowledge or experience. Depending on the current needs of the Board, certain factors may be weighted more or less heavily by the Nominating and Governance Committee.

The Nominating and Governance Committee considers candidates for the Board from any responsible source, including current Board members, stockholders, professional search firms or other persons. The Nominating and Governance Committee does not evaluate candidates differently based on who has made the recommendation. The Nominating and Governance Committee has the authority under its charter to hire and pay a fee to consultants or search firms to assist in the process of identifying and evaluating candidates.

Stockholder Nominees. Our Bylaws permit stockholders to nominate directors for consideration at an annual meeting of stockholders. We did not receive any director nominations by stockholders for the 2016 annual meeting. The Nominating and Governance Committee will consider properly submitted stockholder submissions for nominations to the Board and will apply the same evaluation criteria in considering such nominees as it would to persons nominated under any other circumstances. Such nominations may be made by a stockholder entitled to vote, who delivers written notice along with the additional information and materials to our Secretary in compliance with the requirements set forth in our Bylaws and below under “Additional Information—Proposals for 2017 Annual Meeting.”

Any stockholder nominations proposed for consideration by the Nominating and Governance Committee should include the nominee’s name, sufficient biographical information to demonstrate that the nominee meets the qualification requirements for Board service as set forth under “Director Qualifications,” and such other information regarding each nominated person as set forth in our Bylaws and that would be required in a proxy statement filed pursuant to the SEC’s proxy rules in the event of an election contest. The nominee’s written consent to the nomination should also be included with the nominating submission, which should be addressed to: Agree Realty Corporation, 70 E. Long Lake Road, Bloomfield Hills, MI 48304, Attention: Secretary.

Executive Committee. The Executive Committee has the authority to acquire and dispose of real property and the power to authorize, on behalf of the full Board, the execution of certain contracts and agreements, including those related to our borrowing of money, and generally to exercise all other powers of the Board except for those which require action by a majority of the independent directors or the entire Board.

Compensation Committee Interlocks and Insider Participation

During 2015, the Compensation Committee consisted of Gene Silverman (Chairman), John Rakolta, Jr., Jerome Rossi and William S. Rubenfaer. None of the Compensation Committee members has served as an officer or employee of our Company or any of our subsidiaries. In addition, during 2015, none of the Company’s executive officers served on the board of directors or compensation committee (or committee performing equivalent functions) of any other company that had one or more executive officers serving on the Board or Compensation Committee. No member of the Compensation Committee has any other business relationship or affiliation with our Company or any of our subsidiaries (other than his service as a director).

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Director Compensation

The Compensation Committee establishes and oversees our director compensation program. Director compensation is established with a view to attract highly qualified non-management directors and fairly compensate non-management directors for their time and effort on behalf of stockholders. During 2015, each non-employee director received an annual retainer fee of [  ], with the Audit Committee chairman receiving an additional [  ]. Directors who are employees or officers of our Company or any of our subsidiaries do not receive any additional compensation for serving on the Board or any committees thereof.

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The following table provides compensation information for the year ended December 31, 2015 for each non-management director.

Name	Stock Awards ($)(1)			Total ($)
Farris G. Kalil	$	[ ]	(2)	$	[ ]
John Rakolta, Jr.		[ ]			[ ]
Jerome Rossi		[ ]			[ ]
William S. Rubenfaer		[ ]			[ ]
Leon M. Schurgin		[ ]			[ ]
Gene Silverman		[ ]			[ ]

(1)	The amounts reported reflect the grant date fair value of each award, which equals the corresponding cash value of the award.
(2)	In addition to the annual retainer fee, Mr. Kalil received [ ] for this service as Audit Committee Chairman.

Corporate Governance

The Board has adopted Corporate Governance Guidelines, a copy of which can be found in the Corporate Governance section of our website at www.agreerealty.com. These guidelines address, among other things, director responsibilities, qualifications (including independence), compensation and access to management and advisors. The Nominating and Governance Committee is responsible for overseeing and reviewing these guidelines and recommending any changes to the Board.

The Board also has adopted a Code of Business Conduct and Ethics (the “Code of Conduct”), which sets out basic principles to guide the actions and decisions of all of our employees, officers and directors. The Code of Conduct, also available in the Corporate Governance section of our website at www.agreerealty.com, covers numerous topics including honesty, integrity, conflicts of interest, compliance with laws, corporate opportunities and confidentiality. Waivers of the Code of Conduct are discouraged, but any waiver that relates to our executive officers or directors may only be granted by the Board and will be publicly disclosed on our website in the Corporate Governance section. The Board also has adopted a Chief Executive Officer and Chief Financial Officer Code of Professional Ethics. See “Related Person Transactions” for additional information on the Board’s policies and procedures regarding related person transactions.

A copy of our committee charters, Corporate Governance Guidelines and Code of Conduct will be sent to any stockholder, without charge, upon written request to our executive offices: Agree Realty Corporation, 70 E. Long Lake Road, Bloomfield Hills, MI 48304, Attention: Secretary.

Communications with the Board

Interested parties who want to communicate with our non-management directors confidentially may do so by sending correspondence to:

Non-Management Directors

Agree Realty Corporation

70 E. Long Lake Road

Bloomfield Hills, MI 48304

Attention: Secretary

Please note that the mailing envelope must contain a clear notification that it is confidential and your letter should indicate whether you are a stockholder of the Company.

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Interested parties and stockholders of the Company who want to communicate with the Board or any individual director can write to:

Agree Realty Corporation

70 E. Long Lake Road

Bloomfield Hills, MI 48304

Attention: Secretary

Your letter should indicate that you are an interested party or a stockholder of the Company. Depending on the subject matter, the Secretary will:

•	forward the communication to the director or directors to whom it is addressed;

•	attempt to handle the inquiry directly; for example, where it is a request for information about our Company or if it is a stock-related matter; or

•	not forward the communication if it is primarily commercial in nature or if it relates to an improper or irrelevant topic.

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EXECUTIVE OFFICERS

The following table sets forth our executive officers, followed by biographical information regarding each executive officer who is not also a director.

Name	Age	Title
Richard Agree	72	Executive Chairman of the Board
Joel Agree	37	President, Chief Executive Officer and Director
Matthew M. Partridge	32	Chief Financial Officer, Secretary and Executive Vice President
Laith M. Hermiz	45	Chief Operating Officer and Executive Vice President

Matthew M. Partridge has been our Chief Financial Officer, Secretary and Executive Vice President since January 2016. Mr. Partridge is primarily responsible for the Company’s corporate finance, accounting, financial reporting, treasury, capital markets and investor relations activities.  He is also a member of the Company’s Investment Committee and a key contributor to our portfolio management and business development efforts.  Prior to joining the Company, Mr. Partridge served as Vice President of Finance at Pebblebrook Hotel Trust from January 2010 to January 2016. Prior to joining Pebblebrook Hotel Trust, Mr. Partridge was employed by Phillips Edison & Co. and Huron Consulting Group.  Mr. Partridge is a member of NAREIT and the International Council of Shopping Centers, and holds a Bachelor’s degree in Finance from Eastern Michigan University and an MBA from Xavier University.

Laith M. Hermiz has been our Executive Vice President since April 2010 and our Chief Operating Officer since November 2015. Mr. Hermiz is responsible for implementing and directing new development and redevelopment projects, supervision and oversight of our leasing and asset management activities, as well as formulating and determining our long-term asset strategy. Prior to joining our Company, Mr. Hermiz served as Vice President Development/Redevelopment of Ramco-Gershenson Properties Trust from July 2007 to April 2010. Previously, Mr. Hermiz was Managing Director of Joseph Freed and Associates LLC from April 2004 to July 2007. Mr. Hermiz holds a Bachelor of Science degree from Loyola University - Chicago and a Juris Doctorate degree from University of Detroit-Mercy School of Law. He is a licensed attorney and real estate broker in the State of Michigan and is an active member of the State Bar of Michigan and the International Council of Shopping Centers.

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COMPENSATION DISCUSSION AND ANALYSIS

Overview of Compensation Program

The Compensation Committee (referred to as the “Committee” in this section), composed entirely of independent directors, administers our executive compensation program. The Committee’s responsibilities include recommending and overseeing compensation, benefit plans and policies, reviewing and approving equity grants, administering share-based plans, and reviewing and approving annually all compensation decisions relating to our executive officers. This section of the proxy statement explains how our compensation programs are designed and operate with respect to our named executive officers, which includes Richard Agree, our Executive Chairman, Joel Agree, our President and Chief Executive Officer, Laith Hermiz, our Chief Operating Officer and Executive Vice President, Brian Dickman, our former Chief Financial Officer and Secretary and Kenneth Howe, our former Interim Chief Financial Officer (the “named executive officers”). The following discussion and analysis should be read together with the tables and related footnote disclosures detailed below.

Compensation Objectives and Philosophy

Our compensation program for the named executive officers generally consists of base salary, annual incentive awards, long-term share-based incentive awards and certain other benefits. We also provide certain severance arrangements for our named executive officers. The executive compensation program is designed to:

•	provide total compensation that is both fair and competitive;

•	attract, retain and motivate key executives who are critical to our operations;

•	reward superior individual and Company performance on both a short-term and long-term basis; and

•	align executives’ long-term interests with those of our stockholders.

The Committee seeks to ensure the foregoing objectives by considering individual performance reviews, Company performance, hiring and retention needs, internal pay equity, market data and other external market pressures in finalizing its compensation determinations.

Determining Compensation for Named Executive Officers

The Committee meets without management present to determine the compensation of the named executive officers. Prior to such meeting, the Committee receives recommendations from Joel Agree, our President and Chief Executive Officer, with respect to the design and implementation of the compensation program for the named executive officers.  We believe that because of his experience with our Company and involvement in and knowledge of our business goals, strategies, and performance, as well as the overall effectiveness of the management team and each individual’s contribution to our performance, he is able to provide valuable input to the Committee. Mr. Joel Agree’s recommendations are supported by formal performance reviews for each named executive officer which include an evaluation of the individual’s performance against pre-determined performance metrics. The Committee retains the discretion to modify the recommendations of Mr. Joel Agree and reviews such recommendations for their reasonableness based on Company performance, market information, and the Committee’s compensation philosophy and related considerations.

In 2015, the Committee did not utilize a compensation consultant to establish or administer its executive compensation program due to the limited number of employees employed by our Company ([     ] employees) and the cost of such consultants. The Compensation Committee intends to engage a compensation consultant in 2016 in connection with the design of the Company’s 2017 compensation program. In 2015, the Committee used the 2015 NAREIT Compensation and Benefits Survey (the “NAREIT Survey”) to provide it with relevant market data in making compensation determinations.

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Compensation Committee Consideration of the 2015 Vote on Executive Compensation

In determining our executive compensation program for the remainder of 2015 and for 2016 the Committee generally considered the results of the 2015 advisory vote of our stockholders on executive compensation presented in our 2015 proxy statement. The Committee noted that more than 96% of the votes cast approved the compensation of our named executive officers as described in our 2015 proxy statement. The Committee considered these voting results as supportive of the Committee’s general executive compensation practices.

Elements of Compensation in 2015 for Named Executive Officers

Our compensation program for named executive officers generally consists of base salary, annual incentive awards, long-term share-based incentive awards and certain other benefits. We also provide certain severance arrangements for our named executive officers.

Base Salary. The Committee believes that base salary is a primary factor in retaining and attracting key employees in a competitive marketplace, as well as preserving an employee’s commitment during downturns in the real estate investment trust (“REIT”) industry and/or equity markets. When determining the base salary for each of the named executive officers, the Committee considers the individual’s experience, current performance, potential for advancement, internal pay equity and market data.

The base salaries paid to the named executive officers in 2015 are set forth below in the “Executive Compensation Tables—Summary Compensation Table.” From 2014 to 2015, Mr. Richard Agree’s base salary was not increased; Mr. Joel Agree’s base salary was increased by [     ]%; Mr. Brian Dickman’s base salary was increased by [     ]%; Mr. Kenneth Howe’s base salary was increased by [     ]%; and Mr. Hermiz’s base salary was increased by [     ]%.

Annual Incentive Awards. The Committee believes the annual cash bonus provides a meaningful incentive for the achievement of short-term Company and individual goals, while assisting us in retaining, attracting and motivating employees in the near term. These discretionary annual bonuses are primarily based upon Company performance objectives generally set forth in our annual budget approved by the Board. However, the Committee has significant flexibility in assessing the achievement of performance objectives as well as the corresponding cash bonuses earned. The Committee determined that specific cash bonuses should be paid to certain named executive officers in 2015 due to the Company’s successful acquisition, disposition and development accomplishments, as well as effective balance sheet management, capital raising and portfolio management activities. The cash bonuses earned by the named executive officers in 2015 are set forth below in the “Executive Compensation Tables—Summary Compensation Table.”

Long-Term Incentive Compensation. The Committee believes the share-based incentive awards, with multiple-year vesting, provide the strongest incentive for employees to focus on our long-term fundamentals and thereby create long-term stockholder value. These awards also assist us in maintaining a stable, continuous management team in a competitive market. The Committee historically has issued restricted stock for purposes of long-term incentive compensation, which provides significant upside incentive and aligns our officers’ interests with our stockholders, while also maintaining some down market protection. When determining the amount of long-term equity incentive awards to be granted to the named executive officers for prior year performance, the Committee considers, among other things, the following factors: the overall performance of the Company, the responsibilities and performance of the executive (based on formal performance evaluations, as well as a 25% discretionary component recommended by Mr. Joel Agree), our stock price performance and total return to shareholders, earnings per share growth (as measured by Funds from Operations, or FFO, and Adjusted Funds from Operations, or AFFO) and other market factors, including the data provided by the NAREIT Survey. See the “Grants of Plan-Based Awards in 2015” table for information regarding the award terms for the grants made in 2015.

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2015 Grants. The Committee awarded an aggregate of [     ]% shares of restricted stock to our named executive officers under the 2014 Omnibus Incentive Plan in February 2016 based upon 2015 performance. The grant date fair value of such awards was an aggregate of $[     ]. The grants were as follows: Richard Agree, [     ] shares; Joel Agree, [     ] shares; Kenneth Howe, [     ] shares; and Laith Hermiz, [     ] shares

For the 2015 grants, the Committee considered the following results from 2015 in determining long-term equity incentive awards: (1) 27% growth in annualized rental revenue from $56.5 million in 2014 to $71.7 million in 2015; (2) the acquisition of 73 properties net leased to industry-leading retailers for an aggregate cost of $220.1 million; (3) the delivery of one development project with an aggregate cost of $5.8 million; (4) the disposition of eight properties, including three non-core shopping centers, for aggregate gross proceeds of $24.5 million; (5) enhanced portfolio quality and diversification driven by the afore-mentioned investment activities, including the reduction of rental income contributed by shopping center properties from 8% to 2%, the reduction in top ten tenant concentration from 52% to 45%, further geographic and sector diversification, and the increase in exposure to e-commerce and recession resistant retail sectors; (6) generally sustained high-quality portfolio metrics, including 2015 year-end occupancy over 99%, rental income generated by investment grade tenants of 52% and a weighted-average remaining lease term of 11.4 years; (7) the 9.6% increase in funds from operations FFO per share and 7.2% increase in AFFO per share; (8) effective balance sheet management and maintenance of leverage metrics consistent with the Company’s long-term financing strategy, including total debt-to-total market capitalization of less than 40% and net debt-to-recurring EBITDA of less than 5.0x; and (9) the completion of numerous capital markets transactions, including the implementation of an at-the-market (“ATM”) equity program, executing the private placement of $100 million of senior unsecured notes, and the completion of a common stock offering raising approximately $53 million in net proceeds.

Perquisites and Other Personal Benefits. We have historically maintained a conservative approach to providing perquisites to executive officers. We provide the named executive officers with perquisites and other personal benefits that the Committee believes are reasonable and consistent with the overall executive compensation program and will better enable us to attract and retain superior employees for key positions. These perquisites have been carefully selected to ensure that the value provided to employees is not at the expense of stockholder concern. The Committee periodically reviews the levels of perquisites and other personal benefits provided to the named executive officers.

Severance Payments. We currently have employment agreements with Richard Agree, Joel Agree and Matthew M. Partridge that provide severance payments under specified conditions. The Committee believes these agreements help to retain executives who are essential to our long-term success. See “Potential Payments Upon Termination or Change-in-Control” for a description of potential payments and benefits received by our named executive officers under our compensation plans and arrangements upon termination of employment or a change in control of our Company.

Timing and Pricing of Share-Based Grants

We do not coordinate the timing of share-based grants with the release of material non-public information. The Committee approves its annual grants of restricted stock to the named executive officers at its regularly scheduled executive compensation meeting which occurs at the end of each fiscal year. The effective date for annual grants of restricted stock is determined at each meeting and is generally the date of such meeting or shortly thereafter. The Committee generally establishes the date for its regularly scheduled meeting at least a year in advance. The Committee has not granted stock options in recent years.

Stock Ownership Guidelines

In May 2009, to further align the interests of our executive officers and directors with the interest of our stockholders, and to promote our commitment to sound corporate governance, the Committee implemented stock ownership guidelines for executive officers, including the named executive officers, and non-employee directors.

The stock ownership guidelines provide that, within three years of the later date of adoption of the guidelines or the date an individual first becomes subject to the guidelines:

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•	our Chief Executive Officer is encouraged to own shares of our common stock, including restricted stock, valued at a minimum of five times annual base compensation;

•	all other executive officers are encouraged to own shares of our common stock, including restricted stock, valued at a minimum of three times annual base compensation; and

•	non-employee directors are encouraged to own shares of our common stock valued at a minimum of two times their annual director compensation.

As of December 31, 2015, all of our directors and executive officers were in compliance with our stock ownership guidelines or on track to be compliant within the three-year period specified by the guidelines.

Policy Prohibiting Hedging and Pledging of Company Stock

The Board believes that ownership of shares of the Company’s common stock by the Company’s executive officers and members of the Board promotes alignment of the interests of the Company’s stockholders with those of its leadership. The Board recognizes that transactions that are designed to hedge or offset declines in the market value of the Company’s shares of common stock can disrupt this alignment, interfere with the Company’s compensation programs and philosophies, and undermine policies regarding share ownership.

The Board also recognizes that officer and director pledging of the Company’s common stock as collateral for indebtedness can be adverse to the interests of the Company’s stockholders because it creates the risk of forced sales that depress the value of the Company’s common stock, creates risk of legal violations, and may encourage excessive risk-taking by executives and directors.

The Board has adopted an anti-hedging and pledging policy that applies to transactions in shares of the Company’s common stock and other equity securities by members of the Board and officers of the Company designated by the Board as “executive officers” for the purposes of federal securities laws.

Under the policy, executive officers and directors of the Company shall not, directly or indirectly:

•	Purchase any financial instrument or enter into any transaction that is designed to hedge or offset any decrease in the market value of the Company’s common stock or other equity securities (including, but not limited to, prepaid variable forward contracts, equity swaps, collars, or exchange funds); or

•	Pledge, hypothecate, or otherwise encumber the Company’s common stock or other equity securities as collateral for indebtedness, including holding such shares in a margin account.

Tax and Accounting Implications

Deductibility of Executive Compensation. Section 162(m) (“Section 162(m)”) of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), provides that subject to certain exceptions (the most significant of which is performance-based compensation), a publicly-held corporation may not deduct compensation for federal income tax purposes exceeding $1 million in any one year paid to its chief executive officer or its three other most highly compensated executive officers. We must distribute a specified minimum percentage of our taxable income to maintain our qualification as a REIT under the Internal Revenue Code, and we are not subject to federal income tax on our REIT taxable income if and to the extent we distribute the income to our stockholders. Accordingly, to the extent we pay compensation to our chief executive officer or any of our three other most highly compensated executive officers in excess of $1 million in any year that does not qualify for the performance-based exception, we may have to increase the amount of our distributions to stockholders to avoid tax liability and the loss of our REIT status. This in turn may result in a larger portion of distributions being taxable to stockholders as dividend income, instead of being treated as a nontaxable return of capital to stockholders. For 2015, a portion of the compensation paid to Joel Agree was not deductible by us as a result of Section 162(m).

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Nonqualified Deferred Compensation. Section 409A of the Internal Revenue Code provides that amounts deferred under nonqualified deferred compensation arrangements will be included in an employee’s income when vested unless certain conditions are met. If the certain conditions are not satisfied, amounts subject to such arrangements will be immediately taxable and employees will be subject to additional income tax, penalties and a further additional income tax calculated as interest on income taxes deferred under the arrangement.

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COMPENSATION COMMITTEE REPORT

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis with management and, based on such review and discussions, the Committee recommended to the Board that the Compensation Discussion and Analysis be included in this 2016 proxy statement and the Company’s annual report on Form 10-K for the year ended December 31, 2015.

COMPENSATION COMMITTEE

Gene Silverman, Chairman
John Rakolta, Jr.
Jerome Rossi
William S. Rubenfaer

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EXECUTIVE COMPENSATION TABLES

Summary Compensation Table

The following table sets forth information concerning the total compensation paid or earned by each of the named executive officers in 2015, 2014 and 2013.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)		Non-Equity Incentive Plan Compensation	All Other Compensation	Total ($)
Richard Agree	2015	$150,000	$—	$286,500		$—	$—	$436,500
Executive Chairman (2)	2014	150,000	—	286,514		—	—	436,514
	2013	150,000	—	286,500		—	—	436,500

Joel Agree	2015	$405,563	$350,000	$1,600,000		$—	$—	$2,355,563
President and Chief	2014	386,250	225,000	1,448,999		—	—	2,060,249
Executive Officer (2)	2012	375,000	175,000	1,250,000		—	—	1,800,000

Laith Hermiz	2015	$251,474	$100,000	$300,000		$—	$—	$651,474
Executive Vice President	2014	244,150	29,908	184,239	(3)	—	—	458,297
	2013	237,038	30,800	140,013		—	—	407,850

Kenneth Howe	2015	$ [ ]	$—	$—		$—	$—	$ [ ]
Chief Financial Officer
and Secretary (4)

Brian Dickman	2015	$153,955	$—	$—		$—	$—	$153,955
Chief Financial Officer	2014	227,081	78,484	470,091	(6)	—	—	775,656
and Secretary (5)

_________________________

(1)	The amounts reported represent the full value of the stock awards issued for the applicable year. The amounts have been calculated in accordance with FASB ASC Topic 718. The awards have been issued in accordance with the 2014 Omnibus Incentive Plan or 2005 Equity Incentive Plan and vest in equal installments over a five-year period from the date of grant. Valuation assumptions used in determining these amounts for 2015, 2014 and 2013 are included in note 11 of our audited financial statements included in our annual report on Form 10-K for the year ended December 31, 2015.

(2)	Mr. Richard Agree was Chairman and Chief Executive Officer during 2012. Mr. Joel Agree was President and Chief Operating Officer during 2012. Effective January 7, 2013, Mr. Richard Agree retired from the position of Chief Executive Officer and was appointed Executive Chairman of the Board. Effective January 7, 2013, Mr. Joel Agree was appointed as Chief Executive Officer in addition to his role as President.

(3)	Includes a one-time grant of $100,012, awarded in February 2014, for the completion of a specific development project and the Committee’s review of the same.

(4)	Mr. Howe was a named executive office in 2015 only, serving as our Interim Chief Financial Officer and Secretary from August 2015 until January 2016. The summary compensation table is not required to include his compensation from 2013 and 2014.

(5)	Mr. Dickman was a named executive officer in 2014 and 2015 only, serving as our Chief Financial Officer and Secretary from February 2014 until August 2015. The summary compensation table is not required to include his compensation from 2013.

(6)	Includes a one-time grant of $165,001 in connection with the commencement of Mr. Dickman’s employment in February 2014.

Narrative Discussion of Summary Compensation Table

Employment Agreement—Mr. Richard Agree. See “Potential Payments Upon Termination or Change-in-Control” for a description of the material terms of Mr. Richard Agree’s employment agreement.

Employment Agreement—Mr. Joel Agree. See “Potential Payments Upon Termination or Change-in-Control” for a description of the material terms of Mr. Joel Agree’s employment agreement.

Employment Agreement—Mr. Brian Dickman. Mr. Brian Dickman’s employment agreement terminated upon his resignation in August 2015. See “Potential Payments Upon Termination or Change-in-Control” for a description of the material terms of Mr. Brian Dickman’s employment agreement.

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Grants of Plan-Based Awards in 2015

The following table sets forth information concerning equity and non-equity awards granted to the named executive officers for 2015.

Name	Grant Date	Board Approval Date	All Other Stock Awards; Number of Shares of Stock or Units (#)(2)	Grant Date Fair Value of Stock and Option Awards (1)
Richard Agree	[ ]	[ ]	[ ]	[ ]

Joel Agree	[ ]	[ ]	[ ]	[ ]

Laith Hermiz	[ ]	[ ]	[ ]	[ ]

Kenneth Howe	[ ]	[ ]	[ ]	[ ]

Brian Dickman	__	__	__	__

 _________________

(1)	The grant date fair value is calculated in accordance with FASB ASC Topic 718. The grant date fair value of each share of restricted stock, which includes the right to receive cash dividends, is equal to the stock price on the grant date. The grant date fair value per share of restricted stock was $[ ] for shares granted on [ ], 2016, $[ ] for shares granted on [ ], 2015 and $[ ] for shares granted on [ ], 2015

(2)	See “Narrative Discussion of Grants of Plan-Based Awards in 2015 Table” discussion below.

Narrative Discussion of Grants of Plan-Based Awards in 2015 Table

All Other Stock Awards. The equity awards set forth in this column reflect the long-term incentive equity awards granted to the named executive officers in 2016 for 2015 performance, as well certain one-time equity award grants related to the commencement of employment and the completion of a specific development project. The restricted stock, granted under the 2014 Omnibus Incentive Plan or 2005 Equity Incentive Plan, vests in equal installments over a five-year period from the grant date. Cash dividends are paid on the restricted stock during the vesting period.

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Outstanding Equity Awards at December 31, 2015

The following table sets forth information on the holdings of stock awards by the named executive officers as of December 31, 2015. No stock options are outstanding.

Stock Awards
Name	Number of Shares or Units of Stock That Have Not Vested (#)(1)	Market Value of Shares or Units of Stock That Have Not Vested ($)(2)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Richard Agree	[ ]	[ ]	[ ]	[ ]
Joel Agree	[ ]	[ ]	[ ]	[ ]
Laith Hermiz	[ ]	[ ]	[ ]	[ ]
Kenneth Howe	[ ]	[ ]	[ ]	[ ]
Brian Dickman	—	—	—	—

(1)	The following shares of restricted stock vest in the following years:

	2015	2016	2017	2018	2019
Richard Agree	[ ]	[ ]	[ ]	[ ]	[ ]
Joel Agree	[ ]	[ ]	[ ]	[ ]	[ ]
Laith Hermiz	[ ]	[ ]	[ ]	[ ]	[ ]
Kenneth Howe	[ ]	[ ]	[ ]	[ ]	[ ]
Brian Dickman	—	—	—	—	—

(2) Based upon the closing price of our common stock on the NYSE on December 31, 2015 of $33.99.

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Stock Vested and Options Exercised in 2015

The following table sets forth information on the shares of restricted stock held by the named executive officers that vested during 2015. No stock options are outstanding.

Stock Awards
Name	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(1)
Richard Agree	[ ]	[ ]
Joel Agree	[ ]	[ ]
Laith Hermiz	[ ]	[ ]
Kenneth Howe	[ ]	[ ]
Brian Dickman	[ ]	[ ]

(1)	The value realized is based on the number of shares of restricted stock that vested on the vesting date multiplied by the closing price of our common stock on the NYSE on the vesting date.

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Potential Payments Upon Termination or Change-in-Control

The following section describes and quantifies potential payments and benefits to the named executive officers as of December 31, 2015, under our compensation and benefit plans and arrangements upon termination of employment or a change of control of our Company.

Richard Agree, Joel Agree and Matthew M. Partridge are subject to employment agreements with us. In addition, certain of our compensatory plans contain provisions regarding the acceleration of vesting and payment upon specified termination events.

Company Share-Based Plans

Restricted Stock Award Agreement (applicable to restricted stock grants under the 2014 Omnibus Incentive Plan through December 31, 2015)

During the 120 days following the termination of the participant’s employment for any reason, we have the right to require the return of any unvested shares of restricted stock, as well as any dividends paid on such shares. Under the 2014 Omnibus Incentive Plan, the unvested shares of restricted stock immediately vest in the event our stockholders approve an agreement to merge, consolidate, liquidate or sell all or substantially all of our assets. The Board has the discretion to determine whether any leave of absence should constitute a termination of employment.

2014 Omnibus Incentive Plan. The Compensation Committee is authorized to accelerate the vesting of restricted stock at any time. In addition, in the event of a change of control (as defined therein) or a dissolution or liquidation of our Company, all unvested shares of restricted stock will become immediately vested.

Employment Agreement—Mr. Richard Agree

Mr. Richard Agree’s employment agreement, pursuant to which he serves as Executive Chairman of the Board is effective through June 30, 2019, and will automatically renew for additional one-year terms unless either Mr. Richard Agree or the Company gives the other notice of non-renewal at least 120 days prior to the expiration of any term. Mr. Richard Agree is entitled to an annual base salary of $150,000, subject to annual review by the Compensation Committee and is also entitled to participate in all benefit programs generally available to our executive officers, including any equity incentive plan or bonus plan.

Upon any termination he shall receive any accrued and unpaid salary and bonus for a completed year in one lump sum payment.

The employment agreement may be terminated if he dies or becomes disabled (as defined therein). In the event of termination of the agreement because of death or disability, he (or the estate) shall receive (i) any accrued and unpaid salary through the date of termination, (ii) any accrued and unpaid cash bonus with respect to the fiscal year preceding the termination, but not less than the average bonus paid to Mr. Richard Agree during the prior three years (the “average three-year bonus”) (iii) a pro rata portion of the cash bonus with respect to the fiscal year in which the termination occurs, but not less than a pro-rata portion of the average three-year bonus, and (iv) any reimbursable expenses that have not been reimbursed as of the date of termination. In addition, all unvested shares of our common stock will become fully vested.

If Mr. Richard Agree’s employment is terminated by us for any reason other than death, disability, or cause, or his employment is terminated by Mr. Richard Agree for good reason as defined in the agreement, we shall pay to Mr. Richard Agree in cash (i) any accrued and unpaid salary through the date of termination, (ii) any accrued and unpaid cash bonus with respect to the fiscal year preceding the termination, but not less than the average three-year bonus, (iii) a pro-rata portion of the cash bonus with respect to the fiscal year in which the termination occurs, but not less than a pro-rata portion of the average three-year bonus, (iv) an amount equal to two (2) times his compensation as defined in the agreement, and (v) any reimbursable expenses that have not been reimbursed as of the date of termination. Mr. Richard Agree shall also continue to participate in all benefit plans made generally available to our executives for the remaining portion of the employment period. In addition, all unvested securities of our Company issued to Mr. Richard Agree under our 2005 Equity Incentive Plan, 2014 Omnibus Incentive Plan or any similar plan shall become fully vested as of the date of such termination.

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If a change in control (as defined therein) occurs prior to the expiration of Mr. Richard Agree’s employment agreement and Mr. Richard Agree is terminated by us for reasons other than death, disability or cause, or Mr. Richard Agree terminates employment for good reason, in each case within 18 months after such change in control, we will pay to Mr. Richard Agree in cash, (i) any accrued and unpaid salary through the date of termination, (ii) any accrued and unpaid cash bonus with respect to the fiscal year preceding the termination, but not less than the average three-year bonus, (iii) a pro-rata portion of the cash bonus with respect to the fiscal year in which the termination occurs, but not less than a pro-rata portion of the average three-year bonus, (iv) an amount equal to three (3) times his compensation as defined in the agreement, and (v) any reimbursable expenses that have not been reimbursed as of the date of termination. He will also continue to participate in all benefit plans made generally available to our executives for the remaining portion of the employment term. In addition, all unvested securities of our Company issued to Mr. Richard Agree under our 2005 Equity Incentive Plan, 2014 Omnibus Incentive Plan or any similar plan shall become fully vested as of the date of such termination.

If Mr. Richard Agree is terminated by us for cause, then he shall forfeit any and all benefits under the employment agreement other than vested benefits. If he is terminated for cause or voluntarily terminates such employment, he is subject to a non-compete with us for a specified period of time. In addition, the employment agreement contains confidentiality provisions.

Employment Agreement—Mr. Joel Agree

Mr. Joel Agree’s employment agreement, pursuant to which he serves as our President and Chief Executive Officer, is substantially identical to Mr. Richard Agree’s employment agreement. Mr. Joey Agree is entitled to an annual base salary of $375,000, subject to annual review by the Compensation Committee, and is also entitled to participate in all benefit programs generally available to our executive officers, including any equity incentive plan or bonus plan.

Employment Agreement—Mr. Brian Dickman

Under the terms of a letter (the “Letter”) dated January 2, 2014, Mr. Dickman was employed as our Chief Financial Officer and Secretary. The Letter provided for a base salary of $257,500, subject to adjustment by the Compensation Committee, and provided him with eligibility to receive an annual bonus of 20%-50% of his base salary and a long-term incentive plan grant of restricted stock with a value of 100%-175% of his base salary annually. Mr. Brian Dickman voluntarily resigned as Chief Financial Officer and Secretary in August 2015, upon which his employment agreement was terminated. For a voluntary resignation, Mr. Brian Dickman was entitled to any salary amount accrued to the date of termination and he forfeited any cash bonus attributable to 2015 and all unvested restricted stock.

Change of Control/Severance Payment Tables

The following table estimates the potential payments and benefits to named executive officers upon termination of employment or a change in control, assuming such event occurs on December 31, 2015. The actual payments due on terminations occurring on different dates could materially differ from the estimates in the table.

Items Not Reflected in Table.

The following items are not reflected in the table set forth below:

•	Accrued and unpaid salary, bonus and vacation.

•	Costs of COBRA or any other mandated governmental assistance program to former employees.

•	Welfare benefits provided to all salaried employees.

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Named Executive Officer	Base Salary		Bonus		Early Vesting of Stock Awards (1)		Other (2)		Total
Richard Agree (3)
Death or Disability	$	[ ]	$	[ ]	$	[ ]	$	[ ]	$	[ ]
Change in Control		[ ]		[ ]		[ ]		[ ]		[ ]
Other (except for cause)		[ ]		[ ]		[ ]		[ ]		[ ]
Joey Agree (4)
Death or Disability		[ ]		[ ]		[ ]		[ ]		[ ]
Change in Control		[ ]		[ ]		[ ]		[ ]		[ ]
Other (except for cause)
Laith Hermiz (5)
Death or Disability		[ ]		[ ]		[ ]		[ ]		[ ]
Change in Control		[ ]		[ ]		[ ]		[ ]		[ ]
Other (except for cause)		[ ]		[ ]		[ ]		[ ]		[ ]
Kenneth Howe(6)
Death or Disability		[ ]		[ ]		[ ]		[ ]		[ ]
Change in Control		[ ]		[ ]		[ ]		[ ]		[ ]
Other (except for cause)		[ ]		[ ]		[ ]		[ ]		[ ]
Brian Dickman (7)
Death or Disability		[ ]		[ ]		[ ]		[ ]		[ ]
Change in Control		[ ]		[ ]		[ ]		[ ]		[ ]
Other (except for cause)		[ ]		[ ]		[ ]		[ ]		[ ]

(1)	For all named executive officers with respect to the accelerated vesting of share-based awards, the table reflects the intrinsic value of such acceleration, which for each unvested share of restricted stock is $33.99, the closing price of our common stock on the NYSE on December 31, 2015.
(2)	Represents payment of health benefits of executive.
(3)	The information presented is based on the terms of Mr. Richard Agree’s employment agreement in place as of December 31, 2015.
(4)	The information presented is based on the terms of Mr. Joey Agree’s employment agreement in place as of December 31, 2015.
(5)	The information presented is based on the terms of Mr. Hermiz’s employment agreement in place as of December 31, 2015.
(6)	Mr. Howe served as our Interim Chief Financial Officer and Secretary from August 2015 until January 2016.
(7)	Mr. Dickman resigned from the position of Chief Financial Officer and Secretary in August 2015.

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REPORT OF THE AUDIT COMMITTEE

Management is responsible for the Company’s financial statements, internal controls, accounting and financial reporting processes and compliance with applicable laws and regulations. The independent registered public accounting firm is responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with standards of the Public Company Accounting Oversight Board (“PCOAB”) and an independent audit of the effectiveness of the Company’s internal control over financial reporting in accordance with the standards of the PCAOB, and for expressing their opinions thereon. The Audit Committee’s responsibility is to provide general oversight of the foregoing matters, as well as engaging the Company’s independent registered public accounting firm and establishing the terms of retention. The Audit Committee is governed by a charter, a copy of which is available on our website at www.agreerealty.com.

Review and Discussions with Management and Independent Accountants. In this context, the Committee has met and held discussions with management and Grant Thornton, the Company’s independent registered public accounting firm. Management represented to the Committee that the Company’s consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, and the Committee has reviewed and discussed the audited consolidated financial statements with management and Grant Thornton. The Committee discussed with Grant Thornton the matters required to be discussed by the Statement on Auditing Standards No. 61, as amended, as adopted by the PCAOB in Rule 3200T, issues regarding accounting and auditing principles and practices, and the adequacy of internal controls that could significantly affect the Company’s financial statements.

Grant Thornton also provided to the Committee the written disclosures and letter from Grant Thornton required by the applicable requirements of the PCAOB regarding Grant Thornton’s communications with the Committee concerning independence, and the Committee has discussed with Grant Thornton its independence with respect to the Company. The Committee has reviewed the original proposed scope of the annual audit of the Company’s financial statements and the associated fees and any significant variations in the actual scope of the audit and fees. See “Audit Committee Matters” for additional information regarding the Committee’s pre-approval policies and procedures for audit and non-audit services provided by Grant Thornton.

Conclusion. Based on the review and discussions referred to above, the Committee recommended to the Board that the Company’s audited consolidated financial statements be included in the Company’s annual report on Form 10-K for the year ended December 31, 2015 for filing with the SEC.

AUDIT COMMITTEE

Farris Kalil, Chairman
Gene Silverman
William S. Rubenfaer
Jerome Rossi

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AUDIT COMMITTEE MATTERS

Pre-Approval Policies and Procedures for Audit and Non-Audit Services

In accordance with Audit Committee policies and procedures and applicable law, the Audit Committee must pre-approve all services to be provided by its independent registered public accounting firm. In determining whether to pre-approve such services, the Audit Committee must consider whether the provision of such services is consistent with the independence of such accountants. The Audit Committee generally provides pre-approvals at its regularly scheduled meetings. The Audit Committee has delegated to its chairman, Farris G. Kalil, the authority to grant pre-approvals of non-audit services between regularly scheduled meetings of the Audit Committee, provided that any such pre-approval by Mr. Kalil shall be reported to the Audit Committee at its next scheduled meeting. However, pre-approval of non-audit services is not required if (1) the aggregate amount of non-audit services is less than 5% of the total amount paid by us to the auditor during the fiscal year in which the non-audit services are provided; (2) such services were not recognized by us as non-audit services at the time of the engagement; and (3) such services are promptly brought to the attention of the Audit Committee and, prior to completion of the audit, are approved by the Audit Committee or by one or more Audit Committee members who have been delegated authority to grant approvals.

Fees Paid to Independent Registered Public Accounting Firms

Grant Thornton audited and reported on the Company’s financial statements for the years ended December 31, 2015 and December 31, 2014. The following table sets forth the fees that we were billed for audit and other services provided by Grant Thornton in 2015 and 2014. All such fees paid to Grant Thornton were approved in conformity with the pre-approval policies and procedures noted above.

	2015		2014
Audit Fees	$	[ ]	$	[ ]
Audit-Related Fees		[ ]		[ ]
Tax Fees		[ ]		[ ]
Other Fees		[ ]		[ ]
	$	[ ]	$	[ ]

Audit Fees. Audit fees include fees for the audit of our annual consolidated financial statements included in our annual report on Form 10-K, the effectiveness of our internal control over financial reporting, the review of our consolidated financial statements included in our quarterly reports on Form 10-Q and services that are normally provided by the accountant in connection with these filings.

Audit-related Fees. Audit-related fees were for services associated with SEC registration statements and other documents issued in connection with our equity offering, and services that are normally provided by the accountant in connection with these filings.

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PROPOSAL 2 – RATIFICATION OF APPOINTMENT OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM FOR 2016

The Audit Committee currently believes that we should continue our relationship with Grant Thornton LLP and has appointed Grant Thornton to continue as our independent accountants for 2016. See “Report of the Audit Committee” and “Audit Committee Matters” for additional information on matters related to Grant Thornton’s provision of services to us.

Although stockholder ratification of the appointment is not required by current law, rules and regulations and is not binding on us, the Board considers the selection of the independent registered public accounting firm to be an important matter of stockholder concern and the Audit Committee will take your vote into consideration when appointing our independent registered public accounting firm in the future. Even if the stockholders ratify the appointment of Grant Thornton, the Audit Committee in its sole discretion may terminate the engagement of Grant Thornton and engage another independent auditor at any time during the year, although it has no current intention to do so.

A representative of Grant Thornton will be present at the annual meeting and will be provided with the opportunity to make a statement if desired. Such representative will also be available to respond to appropriate questions.

The Board recommends that you vote FOR the ratification of the appointment of Grant Thornton as our independent registered public accounting firm for 2016.

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PROPOSAL 3 –

ADVISORY (NON-BINDING) VOTE

APPROVING EXECUTIVE COMPENSATION

We are presenting the following proposal, which gives you as a stockholder the opportunity to endorse or not endorse our executive compensation program for named executive officers by voting for or against the following resolution.

“RESOLVED, that the stockholders approve, on an advisory basis, the compensation of the Company’s named executive officers, as disclosed in the Company’s proxy statement for the 2016 annual meeting of stockholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the compensation tables and the other related disclosure.”

While this vote is advisory and not binding on us, it will provide information to us and the Compensation Committee regarding stockholder sentiment about our executive compensation philosophy, policies and practices, which the Compensation Committee will be able to consider when determining executive compensation for the remainder of 2016 and beyond.

As described in detail under the heading “Compensation Discussion and Analysis” above, we seek to closely align the interests of our executive officers with the interests of our stockholders. Our compensation programs are designed to reward the executive officers for the achievement of short-term and long-term strategic and operational goals, while at the same time avoiding the encouragement of unnecessary or excessive risk-taking. Following is a summary of some of the primary components and rationale of our compensation philosophy.

•	Provide total compensation that is both fair and competitive. To attract and reduce the risk of losing the services of valuable officers but avoid the expense of excessive pay, compensation should be competitive. The Compensation Committee assesses the competitiveness of our compensation to our executive officers by comparison to compensation of executive officers at other public companies. The Compensation Committee reviewed the 2015 NAREIT Compensation and Benefits Survey to provide it with relevant market data.

•	Attract, retain and motivate key executives who are critical to our operations. The primary purpose of our executive compensation program has been and is to achieve our business objectives by attracting, retaining and motivating talented executive officers by providing incentives and economic security.

•	Reward superior individual and company performance on both a short-term and long-term basis. Performance-based pay aligns the interest of management with our stockholders. Performance-based compensation motivates and rewards individual efforts and company success.

•	Align executives’ long-term interests with those of our stockholders. The Compensation Committee believes that requiring the executive officers to maintain a meaningful ownership interest in us relative to their annual base salaries may encourage the executive officers to act in a manner that creates value for our stockholders.

The Board recommends that you vote FOR the approval of the compensation of our named executive officers as disclosed in this proxy statement.

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PROPOSAL 4 –

APPROVAL OF AMENDMENT TO OUR CHARTER TO INCREASE

AUTHORIZED SHARES OF COMMON STOCK

Introduction

The fourth proposal to be considered at the annual meeting will be the approval of an amendment to our Charter to increase the number of authorized shares of our common stock, $0.0001 par value per share, from 28 million shares to 45 million shares, as set forth in the form of Articles of Amendment (“Articles of Amendment”) attached hereto as Appendix A. The description set forth below summarizes this proposed amendment to our Charter and is qualified in its entirety by the Articles of Amendment attached hereto as Appendix A, which you should read in its entirety. If Proposal 4 is approved by the Company’s stockholders at the Annual Meeting but Proposal 5 is not so approved, then, in order to effect the amendment to our Charter described in this Proposal 4, the Articles of Amendment attached hereto as Appendix A will be filed by the Company with the State Department of Assessments and Taxation of Maryland without including the proposed amendment to our Charter set forth in Article Third of the Articles of Amendment, which amendment is the subject of Proposal 5, and certain conforming changes will be made to the Articles of Amendment.

The number of shares of our capital stock authorized under our current Charter and the number of shares of common stock and preferred stock issued and outstanding are set forth below:

Common Stock		Preferred Stock
Authorized	Issued and Outstanding as of March [ ], 2016	Authorized	Issued and Outstanding as of March [ ], 2016
28,000,000	[ ]	4,000,000, of which 200,000 have been classified as Series A Junior Participating Preferred Stock	0

Of the 28,000,000 shares of common stock authorized, we have reserved 347, 619 shares of common stock for issuance upon conversion of limited partnership units in our operating partnership and [ ] shares of common stock for future issuance under our 2014 Omnibus Incentive Plan.

After giving effect to the number of shares of common stock issued and outstanding, as well as the reserves for conversion of limited partnership units and shares of common stock for future issuance under the Company’s 2014 Omnibus Incentive Plan, the Company has [ ] shares of common stock that remain authorized and available for issuance. The Board believes that this number of shares is insufficient to meet the long term needs of the Company as discussed below.

On March [ ], 2016, our Board adopted a resolution which set forth the proposed amendment to increase the number of authorized shares of our common stock and declared that such amendment is advisable, and directed that the proposed amendment to increase the number of authorized shares of our common stock be submitted for consideration by our stockholders at the annual meeting.

This proposed amendment does not include an increase to the currently authorized shares of preferred stock.

Purpose of Amendment

Over the past few years, the Company has issued common stock primarily in underwritten public offerings and through its equity distribution program. The proceeds of these issuances have been used to fund property acquisitions and development activity, reduce amounts outstanding under our existing credit facility, for working capital and for general corporate purposes. The Company has also issued common stock (in the form of restricted stock) under the 2014 Omnibus Incentive Plan to compensate officers, employees and directors for the Company’s performance and to attract, retain and motivate top management talent. The Board believes that the availability of additional shares is essential for the Company to successfully pursue its investment strategy. It will also enhance the Company’s flexibility in connection with general corporate purposes, such as equity offerings and acquisitions.

Although there are no present agreements, plans, arrangements, commitments or understandings with respect to the issuance of additional shares of common stock, the newly authorized shares of common stock could be issued at such times and for such corporate purposes as our Board may deem advisable without further action by our stockholders, except as may be required by applicable law or by the rules of the NYSE or any other stock exchange or national securities association trading system on which our common stock may be listed or traded. In this regard, stockholder approval of equity compensation plans would be required for new equity compensation plans or to increase the number of shares of common stock available under existing equity compensation plans, and various rules of the SEC and the Internal Revenue Service would make stockholder approval of such an arrangement very desirable in many cases. Subject to such stockholder approvals, the Board could authorize the issuance of these shares of common stock for any corporate purpose that the Board deems advisable, which may include capital raising transactions of equity or convertible debt securities, stock splits, stock dividends, issuance under current or future equity compensation and incentive plans, employee stock plans and savings plans, and acquisitions of individual properties or portfolios of multiple properties.

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Capital-raising is an essential part of the Company’s investment strategy. If the Company is unable to issue additional shares of common stock, or securities convertible into common stock, (1) it may have difficulty raising funds to complete future investments or meet obligations and commitments as they mature (depending on its access to other sources of capital), and/or (2) it may be forced to limit future investments or alter its capitalization structure and increase leverage in order to finance future investments and obligations. These adjustments to the Company’s investment strategy may limit the Company’s ability to generate earnings growth and increase stockholder value. Therefore, the Board has determined it advisable and in the best interests of the Company to amend the Charter to increase the authorized number of shares of common stock.

Potential Risks of the Amendment

The additional authorized shares of common stock, if any when issued, would be part of the existing class of common stock and would have the same rights and privileges as the shares of common stock currently outstanding. The Company’s stockholders do not have preemptive rights with respect to common stock issuances. Accordingly, any issuance of additional shares of common stock will reduce the current stockholders’ percentage ownership interest in the total outstanding shares of our common stock. The authorization and subsequent issuance of additional shares of common stock may, among other things, have a dilutive effect on earnings per share and on the equity and voting power of existing holders of our common stock. The Board recognizes the potential dilutive impact issuing additional shares will have on the outstanding shares and believes that the proposed increase in the authorized shares of common stock strikes an appropriate balance between advancing its investment strategy and minimizing dilution.

The availability for issuance of additional shares of common stock could enable the Board to render more difficult or discourage an attempt to obtain control of the Company. For example, by increasing the number of outstanding shares, the interest of the party attempting to gain control of the Company could be diluted. Also, the additional shares could be used to render more difficult a merger or similar transaction. The Board is not aware of any attempt, or contemplated attempt, to obtain control of the Company. The proposed increase in the number of authorized shares of common stock is not being presented with the intent that it be used to prevent or discourage an attempt to obtain control of the Company. However, nothing would prevent the Board from taking any appropriate actions consistent with what is in the best interest of the Company. Further, in order to protect the Company’s status as a real estate investment trust, the Company’s Charter provides that no person may acquire securities that would result in the direct or indirect beneficial ownership of more than 9.8% of the Company’s common stock or more than 9.8% in value of the Company’s outstanding capital stock by such person (unless an exemption is granted to such person by the Board). Consequently, the approval of the proposed amendment should have little incremental effect in discouraging unsolicited takeover attempts.

If this proposed amendment is approved, all or any of the authorized shares of common stock may be issued without further action by the stockholders and without first offering such shares to the stockholders for subscription. The issuance of shares otherwise than on a pro-rata basis to all current stockholders would reduce current stockholders’ proportionate interests. However, in any such event, stockholders wishing to maintain their interests may be able to do so through normal market purchases.

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Vote Required

The proposed amendment to our Charter to increase the number of authorized shares of our common stock must be approved by the affirmative vote of the holders of not less than a majority of the aggregate votes entitled to be cast thereon at the annual meeting. Votes are cast either in person or by proxy. Any shares not voted (whether by abstention, broker non-vote, or otherwise) will have the same effect as a vote against this proposed amendment.

Recommendation

A properly executed proxy marked “FOR” Proposal 4 will be considered a vote in favor of the proposed amendment to our Charter to increase the number of authorized shares of our common stock. A properly executed proxy marked “AGAINST” Proposal 4 will be considered a vote against this proposed amendment to our Charter.

The Board recommends that you vote “FOR” the proposed amendment to our Charter to increase the number of authorized shares of our common stock .

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PROPOSAL 5 –

APPROVAL OF AMENDMENT TO OUR CHARTER TO PROHIBIT OUR BOARD OF
DIRECTORS FROM CLASSIFYING OR RECLASSIFYING SHARES OF OUR COMMON STOCK
INTO SHARES OF OUR PREFERRED STOCK

The fifth proposal to be considered at the Annual Meeting will be the approval of an amendment to our Charter to prohibit our board of directors from classifying or reclassifying any authorized but unissued shares of our common stock into shares of our preferred stock or any class or series thereof, as set forth in the form of Articles of Amendment attached hereto as Appendix A. The description set forth below summarizes this proposed amendment to our Charter and is qualified in its entirety by the form of Articles of Amendment attached hereto as Appendix A, which you should read in its entirety. If Proposal 5 is approved by the Company’s stockholders at the Annual Meeting but Proposal 4 is not so approved, then, in order to effect the amendment to our Charter described in this Proposal 5, the Articles of Amendment attached hereto as Appendix A will be filed by the Company with the State Department of Assessments and Taxation of Maryland without including the proposed amendment to our Charter set forth in Article Second of the Articles of Amendment, which amendment is the subject of Proposal 4, and certain conforming changes will be made to the Articles of Amendment.

On March [ ], 2016, our Board of Directors adopted a resolution which set forth the proposed amendment to prohibit our board of directors from classifying or reclassifying any authorized but unissued shares of our common stock into shares of our preferred stock or any class or series thereof and declared that such amendment is advisable, and directed that the proposed amendment to prohibit our board of directors from classifying or reclassifying any authorized but unissued shares of our common stock into shares of our preferred stock or any class or series thereof be submitted for consideration by our stockholders at the Annual Meeting. The Board has approved and recommended the proposed amendment in order to provide stockholders with the right to approve any future increase in the number of shares of preferred stock authorized for issuance under our Charter. Such an increase would be effected by an amendment to our Charter, which would require stockholder approval.

The proposed amendment to our Charter to prohibit our board of directors from classifying or reclassifying any authorized but unissued shares of our common stock into shares of our preferred stock or any class or series thereof must be approved by the affirmative vote of the holders of not less than a majority of the aggregate votes entitled to be cast thereon at the annual meeting. Votes are cast either in person or by proxy. Any shares not voted (whether by abstention, broker non-vote, or otherwise) will have the same effect as a vote against this proposed amendment.

A properly executed proxy marked “FOR” Proposal 5 will be considered a vote in favor of the proposed amendment to our Charter to prohibit our board of directors from classifying or reclassifying any authorized but unissued shares of our common stock into shares of our preferred stock or any class or series thereof. A properly executed proxy marked “AGAINST” Proposal 5 will be considered a vote against this proposed amendment to our Charter.

The Board recommends that you vote “FOR” the proposed amendment to our Charter to prohibit our board of directors from classifying or reclassifying any authorized but unissued shares of our common stock into shares of our preferred stock or any class or series thereof.

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RELATED PERSON TRANSACTIONS

Policies and Procedures

Under SEC rules, a related person transaction is any transaction or any series of transactions in which our Company was or is to be a participant, the amount involved exceeds $120,000, and in which any related person had or will have a direct or indirect material interest. A “related person” is a director, officer, nominee for director or a more than 5% stockholder since the beginning of our last completed fiscal year, and their immediate family members.

The non-interested directors of the Board review and oversee any proposed or ongoing related person transactions to ensure there are no conflicts of interest. Our written Code of Conduct expressly prohibits the continuation of any conflict of interest except under guidelines approved by the Board. Our Code of Conduct requires officers and directors to provide full disclosure of any such transaction to appropriate persons and remove themselves from the related decision making process. Persons are encouraged to speak with specified persons if there is any doubt as to whether a transaction could comprise a related person transaction or otherwise constitute a conflict of interest.

If a related person transaction is proposed, the non-interested directors of the Board review such transaction to ensure that our involvement in such transaction is on terms comparable to those that could be obtained in arm's length dealings with an unrelated third party and is in the best interests of us and our stockholders. If necessary or appropriate, we will engage third party consultants and special counsel, and the Board may create a special committee, to review such transactions. There were no related person transactions in 2015.

39

ADDITIONAL INFORMATION

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act, requires our directors, certain of our executive officers and persons who beneficially own more than 10% of a registered class of our equity securities (“insiders”) to file reports with the SEC regarding their pecuniary interest in any of our equity securities and any changes thereto, and to furnish copies of these reports to us. Based on our review of the insiders’ forms furnished to us or filed with the SEC and representations made by our directors and applicable executive officers, no insider failed to file on a timely basis a Section 16(a) report in 2015.

Cost of Proxy Solicitation

All of the expenses of preparing, assembling, printing and mailing the Notice and the other materials used in the solicitation of proxies will be paid by us. Arrangements will be made with brokerage houses and other custodians, nominees and fiduciaries to forward soliciting materials, at our expense, to the beneficial owners of shares held of record by such persons. Our directors and officers may solicit proxies by mail, telephone, telecopy or in person. They will not receive any additional compensation for such work.

Proposals for 2017 Annual Meeting

Pursuant to Rule 14a-8 of the Securities Exchange Act, any stockholder proposal to be considered for inclusion in our proxy statement and form of proxy for the annual meeting of stockholders to be held in 2017 must be received at our office at 70 E. Long Lake Road, Bloomfield Hills, MI 48304, Attn: Matthew M. Partridge, no later than [ ], 2016 and must be in compliance with the requirements of our Bylaws and the SEC’s proxy rules.

Our Bylaws currently provide that in order for a proposal of a stockholder to be presented at our 2017 annual meeting of stockholders, other than a stockholder proposal or director nomination to be included in our proxy statement as described above, it must be received at our principal executive offices no earlier than the 150th day and no later than 5:00 p.m., Eastern Time, on the 120th day prior to the first anniversary of the date of mailing of the notice for the 2016 annual meeting. For our 2017 annual meeting, our Secretary must receive this notice between [ ], 2016 and 5:00 p.m., Eastern Time, on [ ], 2016. If the 2017 annual meeting of stockholders is scheduled to take place before April 1, 2017 or after June 1, 2017, then notice must be delivered no earlier than the close of business on the 150th day prior to the 2017 annual meeting of stockholders and not later than the close of business on the later of the 120th day prior to the 2017 annual meeting of stockholders or the 10th day following the day on which public announcement of the date of the 2017 annual meeting of stockholders is first made public by our Company. Any such proposal should be mailed to our Secretary, Matthew M. Partridge at our office at 70 E. Long Lake Road, Bloomfield Hills, MI 48304.

See “Board Matters-Committees of the Board-Nominating and Governance Committee” for additional information.

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be Held on May 2, 2016

The Notice of the Annual Meeting, this proxy statement, our annual report to stockholders for the year ended December 31, 2015, including the audited consolidated financial statements for the three years ended December 31, 2015, and the accompanying proxy card are available at http://AgreeRealty.investorroom.com.

By Order of the Board of Directors

Matthew M. Partridge
Chief Financial Officer, Secretary and
Executive Vice President

March [ ], 2016

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Appendix A

ARTICLES OF AMENDMENT OF

AGREE REALTY CORPORATION

AGREE REALTY CORPORATION, a Maryland corporation (the “Corporation”), hereby certifies to the State Department of Assessments and Taxation of Maryland (the “Department”) that:

FIRST:            The Corporation desires to, and does hereby, amend the charter of the Corporation as currently in effect (the “Charter”) pursuant to Sections 2-601 et seq. of the Maryland General Corporation Law (the “MGCL”).

SECOND:       The Charter of the Corporation is hereby amended by deleting therefrom in its entirety the existing paragraph (a) of Article SIXTH and inserting, in lieu thereof, the following new paragraph (a) of Article SIXTH:

“(a)         The total number of shares of stock of all classes which the Corporation has authority to issue is 49,000,000 shares of capital stock (par value $.0001 per share), amounting in aggregate par value to $4,900, of which shares 45,000,000 are initially classified as “Common Stock” and 4,000,000 are initially classified as “Preferred Stock.” The Board of Directors may classify and reclassify any unissued shares of capital stock by setting or changing in any one or more respects the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications or terms or conditions of redemption of such shares of stock.”

THIRD:           The Charter of the Corporation is hereby further amended by inserting the following new paragraph (f) of Article SIXTH:

“(f)         Notwithstanding anything in this Article SIXTH or elsewhere in the Charter to the contrary, in no event may the Board of Directors classify or reclassify any authorized but unissued shares of Common Stock of the Corporation into shares of Preferred Stock of the Corporation or any class or series thereof, and, to the extent the context so requires, each reference in this Article SIXTH or elsewhere in the Charter to the power of the Board of Directors to classify or reclassify any authorized but unissued shares of capital stock of the Corporation shall be limited accordingly.”

FOURTH:       The total number of shares of stock of all classes which the Corporation had authority to issue immediately prior to the foregoing amendments of the Charter was 32,000,000 shares of capital stock (par value $.0001 per share), amounting in aggregate par value to $3,200, of which shares (a) 28,000,000 were initially classified as shares of “Common Stock” (par value $.0001 per share) and (b) 4,000,000 were initially classified as shares of “Preferred Stock” (par value $.0001 per share), of which 200,000 shares were classified as Series A Junior Participating Preferred Stock (par value $.0001 per share).

FIFTH:          The total number of shares of stock of all classes which the Corporation has authority to issue pursuant to the foregoing amendments of the Charter is 49,000,000 shares of capital stock (par value $.0001 per share), amounting in aggregate par value to $4,900, of which shares (a) 45,000,000 are initially classified as shares of “Common Stock” (par value $.0001 per share) and (b) 4,000,000 are initially classified as shares of “Preferred Stock” (par value $.0001 per share), of which 200,000 shares are classified as Series A Junior Participating Preferred Stock (par value $.0001 per share).

SIXTH:         The information required by Section 2-607(b)(2)(i) of the MGCL was not changed by the foregoing amendments of the Charter.

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SEVENTH:      The foregoing amendments to the Charter as set forth in these Articles of Amendment were duly advised by the Board of Directors of the Corporation and approved by the stockholders of the Corporation as required by law.

EIGHTH:         These Articles of Amendment shall be effective upon filing with the Department.

NINTH:            The undersigned President acknowledges these Articles of Amendment to be the corporate act of the Corporation and as to all matters and facts required to be verified under oath, the undersigned President acknowledges that to the best of his knowledge, information and belief, these matters and facts are true in all material respects and that this statement is made under the penalties for perjury.

IN WITNESS WHEREOF, Agree Realty Corporation has caused these Articles of Amendment to be signed in its name and on its behalf by its President and attested to by its Secretary on this _____ day of May, 2016.

ATTEST:	AGREE REALTY CORPORATION

By:	By:
Matthew M. Partridge	Joel N. Agree
Secretary	President

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VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DETACH AND RETURN THIS PORTION ONLY

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees

01 Joel Agree   02 William S. Rubenfaer   03 Leon M. Schurgin

The Board of Directors recommends you vote FOR proposals 2, 3, 4 and 5.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

0000266528_1 R1.0.1.25

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement, Annual Report is/are available at www.proxyvote.com .

AGREE REALTY CORPORATION
Annual Meeting of Stockholders
May 2, 2016 10:00 AM
This proxy is solicited by the Board of Directors

The stockholder(s) hereby appoint(s) Richard Agree and Matthew M. Partridge, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of AGREE REALTY CORPORATION that the stockholder(s) is/are entitled to vote at the Annual Meeting of stockholder(s) to be held at 10:00 AM, EDT on 5/2/2016, at the Embassy Suites, 850 Tower Drive, Troy, Michigan, 48098, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side

0000266528_2 R1.0.1.25